EXHIBIT 10.3

                             AMERICAN COMMUNITY BANK
                        1999 INCENTIVE STOCK OPTION PLAN


         American Community Bank, a North Carolina banking corporation (hereinafter referred to as the "Bank"), does herein set forth the terms of the American Community Bank 1999 Incentive Stock Option Plan (hereinafter referred to as this "Plan") which was adopted by the Bank's Board of Directors (hereinafter referred to as the "Board") subject to shareholder and regulatory approval as provided in Paragraph 22 hereof.

         1. PURPOSE OF THE PLAN. The purpose of this Plan is to provide for the grant of Incentive Stock Options (hereinafter referred to as "Option" or "Options") qualifying for the tax treatment afforded by Section 422 of the Internal Revenue Code of 1986, as amended, to eligible officers and employees of the Bank and its subsidiaries (hereinafter referred to as "Eligible Employees") who wish to invest in the Bank's common stock (hereinafter referred to as "Common Stock"). The Bank believes that participation in the ownership of the Bank by Eligible Employees will be to the mutual benefit of the Bank and Eligible Employees. The existence of this Plan will enhance the Bank's ability to attract capable individuals to employment in key employee positions.

         2. ADMINISTRATION OF THE PLAN.

              (a) This Plan shall be administered by the Compensation Committee of the Board (hereinafter referred to as the "Committee"). The Committee shall consist of three (3) members of the Board all of whom shall qualify as disinterested persons as provided in Section 16(b) and the rules and regulations thereunder of the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board, which may remove members from, add members to, or fill vacancies in the Committee.

              (b) The Committee shall decide to whom Options shall be granted under this Plan, the number of shares as to which Options shall be granted subject to the limitations set forth in Paragraph 11 of this Plan, the Option Price (as hereinafter defined) for such shares and such additional terms and conditions for such Options as the Committee deems appropriate.

              (c) A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be considered as valid actions by the Committee.

              (d) The Board may designate any officers or employees of the Bank to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may deem fit.

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         3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum number of shares of Common Stock that shall be available initially for Options under this Plan is One Hundred Twenty-Four Thousand Three Hundred Thirty (124,330) shares, subject to adjustment as provided in Paragraph 15 hereof. Shares subject to Options which expire or terminate prior to the issuance of the shares of Common Stock shall again be available for future grants of Options under this Plan.

         4. ELIGIBILITY. Options under this Plan may be granted to any Eligible Employee as determined by the Committee. An individual may hold more than one Option under this or other plans adopted by the Bank.

         5. GRANT OF OPTIONS.

              (a) The Committee shall authorize that Options for shares of Common Stock shall be granted to certain Eligible Employees of the Bank which Options shall be granted based upon the past service and the continued participation of those individuals in the operations of the Bank. The allocation of said Options shall be as determined by a majority vote of the Committee at one or more meetings called for such purpose.

              (b) Upon the forfeiture of an Option for whatever reason prior to the expiration of the Option Period (as defined in Paragraph 10 hereof) the shares of Common Stock covered by a forfeited Option shall be available for the granting of additional Options to Eligible Employees during the remaining term of this Plan upon such terms and conditions as may be determined by the Committee. The number of additional Options to be granted to specific Eligible Employees during the term of this Plan shall be determined by the Committee as provided in Subparagraph 2(b) hereof.

         6. VESTING OF OPTIONS.

              (a) Options granted under this Plan shall vest and the right of an Optionee to exercise an Option shall be nonforfeitable in accordance with the following schedules:

                  (i) With respect to the Options which are granted as of the Effective Date (as hereinafter defined):

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         Date When Such Options                       Percentage of Such
             Become Vested                              Options Vested

         Effective Date of Plan                                0%
         First Anniversary of Effective Date                  20%
         Second Anniversary of Effective Date                 20%
         Third Anniversary of Effective Date                  20%
         Fourth Anniversary of Effective Date                 20%
         Fifth Anniversary of Effective Date                  20%

                  (ii) With respect to any Options which may be granted after the Effective Date:

         Date When Such Options                       Percentage of Such
             Become Vested                              Options Vested

         Date of grant                                           0%
         First Anniversary of the date of grant                 20%
         Second Anniversary of the date of grant                20%
         Third Anniversary of the date of grant                 20%
         Fourth Anniversary of the date of grant                20%
         Fifth Anniversary of the date of grant                 20%

              (b) In determining the number of shares of Common Stock under each Option vested under the above vesting schedules, an Optionee shall not be entitled to exercise an Option to purchase a fractional number of shares of the Common Stock. If the product resulting from multiplying the vested percentage times the Option results in a fractional number of shares of Common Stock, then an Optionee's vested right shall be to the whole number of shares of Common Stock disregarding any fractional shares of Common Stock.

              (c) In the event that the employment of an Optionee at the Bank terminates for any reason, other than the Optionee's disability, death, retirement, or following a "change in control" of the Bank, the Optionee's Options under this Plan shall be forfeited and shall be available again for grant to Eligible Employees as may be determined by the Committee.

              (d) In the event that the employment of an Optionee with the Bank should terminate because of such Optionee's disability, death, or retirement, or following a "change in control" of the Bank prior to the date when all Options allocated to the Optionee would be 100% vested in accordance with the applicable schedule in subparagraph 6(a) above, then, notwithstanding the foregoing schedules in subparagraph 6(a) above, all Options allocated to such Optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term disability shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. When used in this Plan, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the Bank's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of

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the Board unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period, or (iii) a reorganization, merger, or consolidation of the Bank with one or more other entities in which the Bank is not the surviving entity, or the transfer of all or substantially all of the assets or shares of the Bank to another person or entity. Notwithstanding anything else herein, for purposes of this Plan the term "change in control," shall not include a transaction approved by the Board which results in the Bank merging with, transferring its assets to or becoming the subsidiary of a corporation newly formed at the direction of the Board for the purpose of such transaction or serving as a bank holding company for the Bank, and in connection with which transaction the Bank's shareholders (other than those who exercise statutory rights of dissent and appraisal) become the holders of substantially all of the voting stock of such corporation. Further, notwithstanding anything else herein, a transaction or event shall not be considered a change in control if, prior to the consummation or occurrence of such transaction or event, the Optionee and the Bank agree in writing that the same shall not be treated as a change in control for purposes of this Plan.

         7. OPTION PRICE.

              (a) The price per share of each Option granted under this Plan (hereinafter called the "Option Price") shall be determined by the Committee as of the effective date of grant of such Option, but in no event shall the Option Price be less than 100% of the fair market value of Common Stock on the date of grant. If an Optionee (as hereinafter defined) at the time that an Option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Bank, then the Option Price per share of each Option granted under this Plan shall be no less than 110% of the fair market value of Common Stock on the date of grant and such Option shall not be exercisable more than five (5) years from the date of grant. An Option shall be considered as granted on the date that the Committee acts to grant such Option or such later date as the Committee shall specify in an Option Agreement (as hereinafter defined).

              (b) The fair market value of a share of Common Stock shall be determined as follows: (i) if on the date as of which such determination is being made, Common Stock being valued is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported on each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available, or (ii) if on the date as of which such determination is made, no such closing sale prices are reported, but quotations for Common Stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made, but if a closing bid and asked price is

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not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available, or (iii) if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Committee, for the trading date first preceding the date as of which such determination is made. If the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

         8. PAYMENT OF OPTION PRICE. Payment for shares subject to an Option may only be made in cash.

         9. TERMS AND CONDITIONS OF GRANT OF OPTIONS. Each Option granted pursuant to this Plan shall be evidenced by a written Incentive Stock Option Agreement (hereinafter referred to as "Option Agreement") with each Eligible Employee (hereinafter referred to as "Optionee") to whom an Option is granted; such agreement shall be substantially in the form attached hereto as "Exhibit A," unless the Committee shall adopt a different form and, in each case, may contain such other, different, or additional terms and conditions as the Committee may determine. The Option shall terminate as provided in paragraph 13 hereof. In addition to any further conditions provided herein and in the Option Agreement, the right of an Optionee to exercise the Option to purchase the Option Shares, either in whole or in part, shall be conditioned upon the completion by the Optionee of one (1) full year of service in the employment of the Bank following the date of grant of the Option. Furthermore, Options granted pursuant to this Plan shall be subject to the right of the North Carolina Commissioner of Banks (the "Commissioner") and the Federal Deposit Insurance Corporation ("FDIC") to direct the Bank to require an Optionee to exercise or forfeit his or her stock rights if the Bank's capital falls below the minimum requirements, as determined by the Commissioner or FDIC.

         10. OPTION PERIOD. Each Option Agreement shall set forth a period during which such Option may be exercised (hereinafter referred to as the "Option Period"); provided, however, that the Option Period shall not exceed ten
(10) years after the date of grant of such Option as specified in an Option Agreement.

         11. LIMITATION ON GRANT OF INCENTIVE STOCK OPTIONS. No one Optionee shall be granted more than 40% of the shares reserved for issuance under this Plan pursuant to the provisions of Paragraph 3 hereof. Moreover, notwithstanding any other provision of this Plan, no person shall be granted an Option under this Plan which would cause such person's "annual vesting amount" to exceed $100,000.00. With respect to any calendar year, a person's "annual vesting amount" is the aggregate fair market value of stock subject to incentive stock options with respect to which such options are first exercisable during such calendar year. For purposes of the foregoing, the aggregate fair market value of stock with respect to which incentive stock options are first exercisable during any calendar year shall be determined by taking into account all such options granted to such person under all incentive stock option plans of the Bank or of any of its parent or subsidiary Banks.

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         12. EXERCISE OF INCENTIVE STOCK OPTIONS. An Option shall be exercised by written notice to the Committee signed by an Optionee or by such other person as may be entitled to exercise such Option. In the exercise of an Option, the aggregate Option Price for the shares being purchased may only be paid in cash and must be accompanied by a notice of exercise. The written notice shall state the number of shares with respect to which an Option is being exercised and, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under such Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such Option and the payment therefor. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Bank for such shares.

         13. EFFECT OF TERMINATION OF EMPLOYMENT, RETIREMENT, DISABILITY OR
DEATH.

              (a) In the event of the termination of employment of an Optionee either by reason of (i) being discharged for cause or (ii) voluntary separation on the part of such Optionee for a reason other than the Optionee's death, retirement, disability, or following a "change in control" of the Bank (as defined in Paragraph 6(d)), any Option or Options granted to the Optionee under this Plan, to the extent not previously exercised or expired, and regardless of any vesting pursuant to Paragraph 6 hereof shall immediately terminate. The phrase "discharged for cause" shall include termination at the sole discretion of the Board because of such Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), a final cease and desist order, or material breach of any provision of any employment agreement that such Optionee may have with the Bank.

              (b) In the event of the termination of employment of an Optionee as a result of such Optionee's retirement, all Options granted such Optionee shall vest and such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or expired, for a period of three (3) months after the date of retirement, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 10 hereof. For purposes of this Plan, the term "retirement" shall mean, subject to Board approval in each instance, (i) termination of an Optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Bank or any of its subsidiaries or (ii) attaining age 65.

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

              (c) In the event of the termination of employment of an Optionee by reason of such Optionee's disability, all Options granted such Optionee shall vest and such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or expired, at any time within twelve (12) months after the last date on which such Optionee provides services as an officer or an employee of the Bank before being disabled, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 10 hereof. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

              (d) Notwithstanding anything else herein, in the event that an Optionee should die (i) while employed by the Bank or any of its subsidiaries,
(ii) within three (3) months after retirement, (iii) within three (3) months after Optionee's termination following a change in control, or (iv) within twelve (12) months after Optionee's termination by reason of Optionee's disability, any Option or Options granted to the Optionee under this Plan and not previously exercised or expired shall vest and shall be exercisable, according to their respective terms, by the personal representative of such Optionee or by any person or persons who acquired such Options by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Options by this Plan or an Option Agreement, immediately in full and at any time within twelve (12) months after the date of death of such Optionee, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 10 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option under the terms of this Plan after the death of such Optionee under the terms of this Plan.

              (e) In the event of the termination of employment of an Optionee following a "change in control" of the Bank (as defined in Paragraph 6(d)), all Options granted such Optionee shall vest and such Optionee shall have the right to exercise any Option or Options granted to the Optionee under this Plan, to the extent they have not previously been exercised or expired, for a period of three (3) months after the date of termination, but in no event may any Option be exercised later than the end of the Option period provided in such Option Agreement in accordance with Paragraph 10 hereof.

         14. EFFECT OF PLAN ON EMPLOYMENT STATUS. The fact that the Committee has granted an Option to an Optionee under this Plan shall not confer on such Optionee any right to employment with the Bank or to a position as an officer or an employee of the Bank, nor shall it limit the right of the Bank to remove such Optionee from any position held by the Optionee or to terminate the Optionee's employment at any time.

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         15. ADJUSTMENT UPON CHANGES IN CAPITALIZATION; DISSOLUTION OR
LIQUIDATION.

              (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of an Optionee's rights under this Plan, equitable proportionate adjustments shall be made by the Committee in (i) the number and kind of shares which remain available under this Plan and (ii) the number, kind, and the Option Price of shares subject to unexercised Options under this Plan. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes in the Bank's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

              (b) The grant of Options under this Plan shall not affect in any way the right or power of the Bank or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Bank's capital structure or its business, or any merger or consolidation of the Bank, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Bank, or any sale or transfer of all or any part of the Bank's assets or business.

              (c) Except upon a "change in control" as defined in Paragraph 6(d) hereof, upon the effective date of the dissolution or liquidation of the Bank, this Plan and any Options granted hereunder, shall terminate.

         16. NON-TRANSFERABILITY. Any Option granted under this Plan shall not be assignable or transferable except, in the case of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, the personal representative, the executor or the administrator of such Optionee's estate, or the person or persons who acquired by bequest or inheritance the rights to exercise such Option, may exercise any Option or portion thereof to the extent not previously exercised by an Optionee or expired, in accordance with its terms and Subparagraph 13(d) hereof.

         17. TAX WITHHOLDING. The employer of a person granted an Option under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise or the sale of stock acquired upon the exercise of an Option in order for the employer to obtain a tax deduction otherwise available as a consequence of such grant, exercise or sale, as the case may be.

         18. LISTING AND REGISTRATION OF OPTION SHARES. Any Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification,

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consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         19. EXCULPATION AND INDEMNIFICATION. In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in such person's capacity as a member of the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify and hold harmless the members of the Committee, and each other officer or employee of the Bank or of any subsidiary thereof to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

         20. AMENDMENT AND MODIFICATION OF THE PLAN. The Board may at any time and from time to time amend or modify this Plan (including the form of Option Agreement) in any respect consistent with applicable regulations; provided, however, that no amendment or modification shall be made that increases the total number of shares of Common Stock covered by this Plan or effects any change in the categories of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of two-thirds (2/3) of the issued and outstanding shares of Common Stock and the amended Plan is approved by the Commissioner. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option theretofore granted to an Optionee under this Plan without the consent of such Optionee or the transferee thereof in the event of the death of such Optionee.

         21. TERMINATION AND EXPIRATION OF THE PLAN. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from the effective date of this Plan as provided in Paragraph 22 hereof.

         22. EFFECTIVE DATE; SHAREHOLDER APPROVAL; REGULATORY APPROVAL. This Plan shall not be effective until approved by the holders of two-third of the issued and outstanding shares of Common Stock present or represented at an annual or special meeting (the "Effective Date") and the Plan is approved by the North Carolina Commissioner of Banks.

         23. CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

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         24. EXPENSES OF ADMINISTRATION OF PLAN. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or one or more of its subsidiaries.

         25. GOVERNING LAW. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

         26. INSPECTION OF PLAN. A copy of this Plan, and any amendments thereto or modification thereof, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

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STATE OF NORTH CAROLINA                                               EXHIBIT A
COUNTY OF UNION

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of this ___ day of __________, _____, between AMERICAN COMMUNITY BANK, a North Carolina Bank (hereinafter referred to as the "Bank"), and _____________ a resident of __________ County, North Carolina (hereinafter referred to as the "Optionee").

         WHEREAS, the Board of Directors of the Bank (hereinafter referred to as the "Board") has adopted the American Community Bank 1999 Incentive Stock Option Plan (hereinafter referred to as the "Plan") subject to approval by the Bank's shareholders and the North Carolina Commissioner of Banks; and

         WHEREAS, the shareholders of the Bank at an annual meeting duly called and held on March 18, 1999, approved the Plan (the "Effective Date"); and


         WHEREAS, the Plan provides that the Compensation Committee (hereinafter referred to as the "Committee") of the Board will make available to certain officers and employees of the Bank and its subsidiaries (the "Employer") the right to purchase shares of the Bank's common stock (hereinafter referred to as "Common Stock"); and

         WHEREAS, the Committee has determined that the Optionee should be granted an option to purchase shares of Common Stock under the Plan;

         NOW, THEREFORE, the Bank and the Optionee agree as follows:




         1. DATE OF GRANT OF OPTION. The date of grant of the option granted under this Agreement is the ____ day of _____________,______.

         2. GRANT OF OPTION. Pursuant to the Plan, the Bank grants to the Optionee the right (hereinafter referred to as the "Option") to purchase from the Bank all or any part of an aggregate of ___________________________ (______)
shares of Common Stock (hereinafter referred to as the "Option Shares") which shall be authorized but unissued shares.

         3. VESTING OF OPTIONS.

              (a) Periodic Vesting. Subject to subparagraphs 3(b) and 3(c) below, the Option _________________ shall vest and become exercisable in accordance with the following schedules as applicable:

                  (i) With respect to any Options which are granted under the Plan as of Effective Date:

Effective Date of the Plan:                                            0% vested
First anniversary of the Effective Date of the Plan:                  20% vested
Second anniversary of the Effective Date of the Plan:                 40% vested
Third anniversary of the Effective Date of the Plan:                  60% vested
Fourth anniversary of the Effective Date of the Plan:                 80% vested
Fifth anniversary of the Effective Date of the Plan:                 100% vested

                  (ii) With respect to any Options which may be granted after the Effective Date:

Date of grant:                                                         0% vested
First anniversary of the date of grant:                               20% vested
Second anniversary of the date of grant:                              40% vested
Third anniversary of the date of grant:                               60% vested
Fourth anniversary of the date of the grant:                          80% vested
Fifth anniversary of the date of grant:                              100% vested

              (b) Fractional Option Shares. In determining the number of Option Shares vested under the above vesting schedule, an Optionee shall not be entitled to exercise an Option for a fractional number of Option Shares. If the product resulting from multiplying the vested percentage times the allocated Option results in a fractional number of Option Shares, then the Optionee's vested right shall be to the whole number of Option Shares, disregarding any fractional number.

              (c) Accelerated Vesting. Notwithstanding paragraph 3(a) above, all Options previously not vested and subject to forfeiture shall become 100% vested and the right of the Optionee to exercise such Options shall become nonforfeitable upon the death, disability or retirement of the Optionee, or upon a "change in control" of the Bank. For purposes of this Agreement, the term "disability" shall be defined in the same manner as such term is defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

              (d) Other Terminations of Employment. In the event any Optionee's employment with the Bank terminates for any reason, other than the Optionee's death, disability, retirement, or following a change in control of the Bank, then the Optionee's Options, to the extent unexercised, shall be forfeited and shall be available again for grant to other officers and employees as may be determined by the Committee. Such forfeiture shall apply whether or not any such options have vested.

         4. OPTION PRICE. The price to be paid for the Option Shares shall be _______ and __/100 Dollars ($_____) per share (hereinafter referred to as the "Option Price") which is the fair market value of the Option Shares as determined by the Committee as of the date of grant of this Option.

         5. WHEN AND EXTENT TO WHICH OPTIONS MAY BE EXERCISED. Subject to any further restrictions in this Agreement, the right of the Optionee to exercise the Option to purchase the Option Shares, either in whole or in part, shall be conditioned upon the completion by the Optionee of one (1) full year of service in the employment of the Employer following the date of grant of the Option set forth in paragraph 1 hereof. At such time as the Option shall become exercisable in accordance with this Agreement, the Optionee, in his discretion, may exercise all or any portion of the Option, subject to paragraphs 3 and 7 hereof. The Option shall terminate as provided in paragraph 8 hereof. Furthermore and notwithstanding anything else herein, Options granted pursuant to this Plan shall be subject to the right of the North Carolina Commissioner of Banks (the "Commissioner") and the Federal Deposit Insurance Corporation (the "FDIC") to direct the Bank to require an Optionee to exercise or forfeit his or her stock rights if the Bank's capital falls below the minimum requirements, as determined by the Commissioner or FDIC.

         6. CHANGE IN CONTROL. When used herein, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the Bank's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period or (iii) a reorganization, merger, or consolidation of the Bank with one or more other entities in which the Bank is not the surviving entity, or the transfer of all or substantially all of the assets or shares of the Bank to another person or entity. Notwithstanding anything else herein, for purposes of this Agreement the term "change in control," shall not include a transaction approved by the Board which results in the Bank merging with, transferring its assets to or becoming the subsidiary of a corporation newly formed at the direction of the Board for the purpose of such transaction or serving as a bank holding company for the Bank, and in connection with which transaction the Bank's shareholders (other than those who exercise statutory rights of dissent and appraisal) become the holders of substantially all of the voting stock of such corporation. Further, notwithstanding anything else herein, a transaction or event shall not be considered a change in control if, prior to the consummation or occurrence of such transaction or event, the Optionee and the Bank agree in writing that the same shall not be treated as a change in control for purposes of this Agreement.

         7. METHOD OF EXERCISE. The Option shall be exercised by written notice to the Committee signed by the Optionee or by such other person as may be entitled to exercise the Option. In the exercise of the Option, the aggregate Option Price for the shares being purchased may only be paid in cash and must be accompanied by a notice of exercise. The written notice shall state the number of shares with respect to which the Option is being exercised and, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. The Optionee shall not exercise the Option to purchase less than one hundred (100) shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under the Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of the Option shall be issued in the regular course of business subsequent to the exercise of the Option and the payment therefor. During the Option Period, no person entitled to exercise the Option granted under this Agreement shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Bank for such shares.

         8. TERMINATION OF OPTION. The Option shall terminate as follows:

              (a) Except as provided in subparagraphs (b), (c), (d) and (e) below, the Option granted under this Agreement, to the extent that it has not been exercised or expired, and regardless of any vesting pursuant to paragraph 3 hereof, shall terminate on the earlier of (i) the date that the Optionee is discharged for cause, (ii) the date the Optionee gives notice that the Optionee terminates his or her employment with the Employer for a reason other than retirement or disability or following a "change in control" of the Bank or (iii) the date which is ten (10) years from the date of grant of the Option set forth in paragraph 1 hereof. Options which terminate within ten (10) years from the date of grant set forth in paragraph 1 shall be available again for grant to certain officers and employees as may be determined by the Committee. The phrase "discharged for cause" shall include termination at the sole discretion of the Board of Directors of the Employer of the Optionee because of the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease and desist order, or material breach of any provision of any employment agreement that the Optionee may have with the Employer.

              (b) In the event the Optionee retires prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, immediately in full and at any time within three (3) months after the date of retirement, but in no event may the Option be exercised later than ten (10) years after the date of grant of the Option set forth in paragraph 1 hereof. For purposes of this Agreement, the term "retirement" shall mean, subject to Board approval in each instance, (i) termination of the Optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Employer or (ii) attaining age 65.

              (c) In the event the Optionee becomes disabled prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve (12) months after the last date on which the Optionee provided services as an officer or an employee of the Employer before being disabled, but in no event may the Option be exercised later than ten (10) years after the date of grant of the Option set forth in paragraph 1 hereof. For purposes of this Agreement, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

              (d) Notwithstanding anything else herein, in the event that an Optionee should die (i) while employed by the Bank or any of its subsidiaries,
(ii) within three (3) months after retirement, (iii) within three (3) months after Optionee's termination following a change in control, or (iv) within twelve (12) months after Optionee's termination by reason of Optionee's disability, the Option, to the extent it has not been exercised by the Optionee or expired, shall be exercisable, according to its terms, by the personal representative, the executor or administrator of the Optionee's estate, or any person or persons who acquired the Option by bequest or inheritance from the Optionee, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve
(12) months after the date of death of the Optionee, but in no event may the Option be exercised later than ten (10) years from the date of grant of the Option as set forth in paragraph 1 hereof.

              (e) In the event the Optionee's employment with the Employer is terminated following a "change in control" of the Bank, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, immediately in full and at any time within three (3) months after the date of termination, but in no event may the Option be exercised later than ten (10) years after the date of grant of the Options set forth in paragraph 1 hereof.

         9. EFFECT OF AGREEMENT ON EMPLOYMENT STATUS OF OPTIONEE. The fact that the Committee has granted the Option to the Optionee under this Agreement shall not confer on the Optionee any right to employment with the Employer or to a position as an officer or an employee of the Employer, nor shall it limit the right of the Employer to remove the Optionee from any position held by the Optionee or to terminate his or her employment at any time.

         10. LISTING AND REGISTRATION OF OPTION SHARES.

              (a) The Bank's obligation to issue shares of Common Stock upon exercise of the Option is expressly conditioned upon (i) the completion by the Bank of any registration or other qualification of such shares under any state or federal law or regulations or rulings of any government regulatory body or
(ii) the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of the Option Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Notwithstanding the foregoing, the Bank shall be under no obligation to register or qualify the Option Shares under any state or federal law. The required representations and agreements referenced above may include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (i) is purchasing such shares on his or her own behalf as an investment and not with a present intention of distribution or re-sale and (ii) agrees to have placed upon any certificates representing the Option Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that such shares may not be transferred except in accordance with all applicable state and federal securities laws and regulations, and further representing that, prior to making any sale or other disposition of the Option Shares, the Optionee, or any other person entitled to exercise the Option, will give the Bank notice of the intention to sell or dispose of such shares not less than five (5) days prior to such sale or disposition.

         11. ADJUSTMENT UPON CHANGE IN CAPITALIZATION; DISSOLUTION OR
LIQUIDATION.

              (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee's rights under this Agreement, equitable proportionate adjustments shall be made by the Committee in the number, kind, and the Option Price of shares subject to the unexercised portion of the Option granted under this Agreement. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes in the Bank's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of the Option granted under this Agreement.

              (b) The grant of the Option under this Agreement shall not affect in any way the right or power of the Bank or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Bank's capital structure or its business, or any merger or consolidation of the Bank, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Bank, or any sale or transfer of all or any part of the Bank's assets or business.

              (c) Except upon a change in control as set forth in paragraph 6 hereof, upon the effective date of the dissolution or liquidation of the Bank, the Option granted under this Agreement shall terminate.

         12. NONTRANSFERABILITY. The Option granted under this Agreement shall not be assignable or transferable except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of the death of the Optionee, the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired by bequest or inheritance the right to exercise the Option may exercise the unexercised Option or a portion thereof, in accordance with the terms of this Agreement, prior to the date which is ten (10) years after the date of grant of Option as set forth in paragraph 1 hereof.

         13. NOTICES. Any notice or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed with postage prepaid, if to the Bank at its principal office at 2593 West Roosevelt Boulevard, Monroe, North Carolina 28110; and, if to the Optionee to his or her last address appearing on the books of the Employer. The Employer and the Optionee may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

         14. CONSTRUCTION CONTROLLED BY PLAN. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Bank.

         15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provisions or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

         16. MODIFICATION OF AGREEMENT; WAIVER. This Agreement may be modified, amended, suspended, or terminated, and any terms, representations or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

         17. CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

         18. GOVERNING LAW; VENUE AND JURISDICTION. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Union, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

         19. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

         20. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

         21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Bank, has caused this instrument to be executed in its corporate name by its Chairman and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                    AMERICAN COMMUNITY BANK


                                    By: _____________________________________
                                        Kenneth W. Long, Chairman

ATTEST:

-------------------------------------
____________, Corporate Secretary


[Corporate Seal]


                                    OPTIONEE

                                    By:     ___________________________(SEAL)

                                            ---------------------------

                                                                       EXHIBIT A


                              NOTICE OF EXERCISE OF
                             INCENTIVE STOCK OPTION


         To: The Compensation Committee of the Board of Directors of American Community Bank


The undersigned hereby elects to purchase ________ whole shares of Common Stock of American Community Bank (the "Bank") pursuant to the Incentive Stock Option granted to the undersigned in that certain Incentive Stock Option Agreement between the Bank and the undersigned dated the _____________ day of _________, ______. The aggregate purchase price for such Shares is $____________, which amount is (i) being tendered herewith, (ii) will be tendered on or before _________________, (cross out provision which does not apply) in cash. The effective date of this election shall be ____________________, , or the date of receipt of this Notice by the Bank if later.

Executed this __________ day of _______________, ______, at ___________________.


                                            ------------------------------------

                                            ------------------------------------


                                            ------------------------------------
                                            (Social Security Number)